U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (Date of earliest event reported):
                                   May 3, 2004

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
             (Exact name of Registrant as specified in its charter)

                                    Maryland
                            (State of Incorporation)

                  Investment Company Act File Number: 811-5976
                            (Commission File Number)

                                   13-3556322
                      (I.R.S. Employer Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

                                 (212) 850-1864
                         (Registrant's telephone number,
                              including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Fund Fact Sheet as of March 31, 2004 for Seligman Select Municipal Fund, Inc.

ITEM 9. REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached Fund Fact Sheet as of March 31, 2004 for Seligman Select Municipal Fund, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of May, 2004.

                                        SELIGMAN SELECT MUNICIPAL FUND, INC.


                                        By: /s/Lawrence P. Vogel
                                            ------------------------------------
                                            Lawrence P. Vogel
                                            Vice President and Treasurer


                                       3